UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1: Report to Shareholders

European Stock Fund	October 31, 2010

The views and opinions in this report were current as of October 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

European stock markets climbed out of the doldrums over the last six months as the sovereign debt crisis that gave rise to the massive sell-off earlier in the year gave way to greater certainty. The Continent coordinated monetary measures to contain the financial crisis, which erupted in Greece last spring and quickly spread to other heavily indebted nations such as Spain, Ireland, and Portugal. These countries are hardly out of the woods. But northern Europe’s robust economic engine helped propel equity markets higher. Exports surged, domestic demand increased, and many European financial institutions began to repair their balance sheets and shore up capital positions following new credit and lending reforms. In this climate, your fund posted a solid gain.

PERFORMANCE COMPARISON

Your fund returned 8.43% and 10.46% during the 6- and 12-month periods ended October 31, 2010, respectively. The fund compared favorably to the MSCI Europe Index for the one-year period, though it lagged the index modestly in the last six months. It trailed the Lipper European Region Funds Average for both periods. In the last six months, the fund lost ground due to the Gulf of Mexico oil spill that hurt energy sector holdings, but it benefited from the rebound in the industrials and business services sector.

MARKET REVIEW

The European debt crisis headlined the news over the past year as the financial collapse two years ago resulted in faltering growth, lower taxes, and higher deficits. Last spring, the European Union (EU) and the International Monetary Fund (IMF) approved an enormous aid package for weakened countries, with Greece receiving more than $150 billion in exchange for severe spending cuts. But Greece is far from cured, and yields on Greek bonds have risen to more than 11%.

Other European countries also face the specter of draconian cuts in the next several years or defaulting on their debt. In just the last several weeks, Ireland has emerged as the next most troubled economy, with a budget deficit that’s a staggering 32% of gross domestic product (GDP). Having already approved tax hikes and spending cuts, the Irish government will need to find an additional €15 billion in revenues over the next four years, which would bring its austerity measures to 30% of the country’s total economic output. Shortly after our reporting period ended, Ireland reluctantly agreed to seek a multi-billion euro bailout from the EU and the IMF. Spain and Portugal also reported renewed concerns about their ability to meet deficit targets. In Britain, the new conservative government of Prime Minister David Cameron introduced £81 billion in austerity measures in an effort to reduce the budget deficit below its projected 11% of GDP.

Despite the deteriorating macroeconomic climate—or perhaps because of it—European equity markets responded favorably to news that governments were tackling their serious structural problems. A substantially weakened euro resulting from the crisis also sparked European exports, led by Germany and the Nordic countries. Even countries with mounting economic troubles performed well, with quality companies in Spain, France, and Britain generating solid gains as investors scooped up discounted shares of quality issues. Europe’s trade relationship with emerging markets filled corporate coffers and generated strong market gains. European growth stocks easily outperformed value stocks for the last six months and full year. Among sectors, telecommunication services, consumer discretionary, and consumer staples turned in the best six-month performance, while consumer discretionary, materials, and industrials and business services led the 12-month returns.

PORTFOLIO PERFORMANCE AND STRATEGY

During Europe’s market sell-off, we increased the fund’s allocation to the industrials and business services sector, buying shares of highly attractive companies trading at deep discounts. This opportunity quickly bore fruit, as strong demand from Asia propelled exports that were made even more attractive by a weaker euro. Holdings in the materials and consumer discretionary sectors hurt performance over the last six months due to the continuing housing downturn. While we increased our allocation to materials, which should benefit from accelerated business activity, we scaled back consumer discretionary holdings due to continued demand constraints.

We trimmed our financials positions and concentrated more of our holdings in banks in growing European economies—such as the Scandinavian countries and the Czech Republic—as well as those with exposure to emerging markets. In a climate of sluggish growth, we turned more of our attention to consumer staples companies. We cut the size of our health care holdings. While the sector performed well for us, several companies proved disappointing. Our allocation to information technology increased, though this was due more to the greater valuation of our holdings than an increase in allocation to the asset class.

Our industrials and business services holdings benefited from the improving economic recovery and increased global exports. Among our better performers was Atlas Copco (Sweden), a maker of compressors and other equipment used in mining in China and other emerging markets that we purchased during the most recent six months. Another recent purchase, SKF (Sweden), is a ball bearing manufacturer whose products are used across many industries and which has enjoyed solid growth in emerging markets. The fund also benefited from the purchase of Vallourec (France), which makes steel pipes and other products used in the oil and gas industries. Prysmian (Italy) was another purchase during the period. The company makes high-end cables used by telecommunications and energy companies. Our holdings in Zodiac Aerospace (France) performed well. We had purchased shares of the company early in the recovery. The company is seeking to become a one-stop aircraft shop through its six business units. Adecco (Switzerland), a multinational human resources company, lost ground after being a top performer in the first half of our fiscal year. Nonetheless, we have maintained our position in the company as we believe it should benefit from improvements in the global economy. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We sold shares of Nexans (France), as its significant exposure to the construction market hurt performance. We took substantial losses in CRH (Ireland), a building material company, as the stock slid on a slower-than-expected recovery in the U.S. construction market. Likewise, homebuilder Persimmon (U.K.) fell because of weak demand and sluggish property prices in the European housing market.

Swiss luxury goods maker Compagnie Financiere Richemont performed exceptionally well, aided by a strong recovery in high-end consumer spending. We believe Richemont could benefit further from sales in the underpen-etrated U.S. and emerging markets. We also saw strong results from the automaker BMW (Germany) as the market for high-performance automobiles improved. Early in the year, we added to our holdings in Accor (France), a hotel company that manages a wide range of accommodations, and Nexity (France), a commercial and residential real estate developer. Accor stumbled amid a slowly improving economic climate, while Nexity benefited from an increase in building permits.

We reduced our financials exposure for the second straight period, to 18.6% of the fund at the end of the reporting period, from 26.4% a year ago. We used the downturn in financials to reallocate resources to more fertile areas. We reduced our exposure to the insurance industry and bought northern European banks and institutions that should benefit from improved growth prospects and business in emerging countries. We increased our share in Swedish banks, such as Swedbank and Skandinaviska Enskilda Banken, and added to shares of Komercni Banka (Czech Republic), which is positioned to benefit from positive economic trends in the Czech Republic. We closed out positions in weaker institutions, such as Sociètè Gènèrale (France) and BRD-Groupe Sociètè Gènèrale (Romania).

Early in the fiscal year, the fast-growing online payment processor Wirecard (Germany) was beset by unsubstantiated speculation that it was involved in transferring gaming payments for U.S. residents. However, we used the opportunity to add to our holdings, as the company is one of the few in Europe to offer exposure to the online transactions market. The confidence paid off, and Wirecard was the portfolio’s top absolute contributor. Other information technology companies also benefited from the improvement in the business climate. Telefonica (Spain) performed well and continues to have strong prospects because half of its operating market comes from outside Spain, mostly in South America. Our ownership in VimpelCom (Russia), a mobile phone company, hurt results because it was involved in legal issues with another company and made a questionable acquisition.

Health care contributed positively to performance, due in part to our investment in Elekta (Sweden), which makes sophisticated devices used in radiation therapies. We believe demand will grow for their machines that employ less invasive but highly effective treatments for a variety of cancers. We thought the below-market valuations offered a good opportunity to add to our position. The stock was one of the fund’s top contributors during the period, and we expect it to continue gaining market share. We eliminated Roche Holding–Genusscheine (Switzerland) from the portfolio following disappointing news regarding its breast cancer drug, Avastin, which we believed limited the stock’s upside potential.

INVESTMENT OUTLOOK

Global economic imbalances and austerity measures are likely to mitigate growth prospects across much of Europe for some time. The European debt crisis has not fully played out, and our expectation is that Greece, Ireland, or Portugal may be forced to restructure its debt, which could unsettle markets. The positive news is that Europe as a whole has a well-controlled fiscal situation, combined with low corporate and personal debt levels. In addition, countries are further reducing debt levels and government spending. These include Spain, Greece, Ireland, and Portugal. However, additional efforts may be necessary in these countries.

European companies have benefited from strong Asian markets, which have boosted exports. This has been aided by a weaker euro. Germany in particular is reaping the rewards and, as a result, is seeing a sharp recovery in GDP. This is positive for Europe overall because Germany is the largest single European economy and is also the most important trading partner for other European countries. Companies overall have reported better-than-expected profits in the second and third quarters of this year.

We expect this trend to continue, with some important caveats. The euro has strengthened considerably recently, in large measure due to steps taken by the U.S. to effectively devalue the dollar. This could slow European exports. Equally worrisome are the loose U.S. monetary policies, which could have negative repercussions among smaller Asian nations that are unable to handle the rapid influx of capital seeking higher returns. Inflation, too, is a risk to the world economy. We have begun to see the acceleration of raw materials prices that could impede economic expansion. If inflationary pressures creep into labor markets, central banks may be forced to raise interest rates, which could slow the current economic recovery.

Nonetheless, the long-term potential among European companies is solid. This is supported by the fact that equity valuations remain very cheap, with price/earnings ratios in the European market trading at 25-year lows. We are convinced that an economic recovery is under way, and while serious pressure points remain, prospects among the growth-oriented companies in our portfolio are strong.

Respectfully submitted,

Dean Tenerelli
Portfolio manager

November 10, 2010

The portfolio manager has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Price/earnings ratio: The price-to-earnings (P/E) ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
BELGIUM 0.0%		
Common Stocks 0.0%		
Anheuser-Busch Inbev (1)	445,168	2
Total Belgium (Cost $15)		2
CZECH REPUBLIC 1.3%		
Common Stocks 1.3%		
Komercni Banka	42,481	9,638
Total Czech Republic (Cost $9,343)		9,638
DENMARK 2.3%		
Common Stocks 2.3%		
Christian Hansen Holding (1)	169,009	3,697
Simcorp	35,995	6,248
Tryg	130,848	6,593
Total Denmark (Cost $18,200)		16,538
FRANCE 18.6%		
Common Stocks 18.6%		
Accor	240,593	9,867
Aeroports de Paris	92,510	7,858
Air Liquide	44,642	5,775
AXA	513,299	9,344
BNP Paribas	117,664	8,606
Edenred (1)	347,480	7,278
Nexity	288,715	12,814
Pernod-Ricard (2)	89,945	7,976
Remy Cointreau (2)	150,075	10,540
Sanofi-Aventis	174,860	12,212
Schneider Electric	66,114	9,386
Total	118,546	6,442
Unibail-Rodamco	50,155	10,450
Vallourec	65,123	6,759

Zodiac Aerospace (2)	126,724	8,946
Total France (Cost $110,999)		134,253

GERMANY 14.3%

Common Stocks 12.4%		
Bayer	135,111	10,083
BMW	139,763	10,020
Brenntag (1)	110,040	10,315
Deutsche Boerse	127,595	8,979
E.ON	349,065	10,931
GEA Group	551,388	14,420
Wincor Nixdorf	68,946	5,043
Wirecard (2)	1,294,514	19,332
		89,123
Preferred Stocks 1.9%		
Fresenius	154,805	13,878
		13,878
Total Germany (Cost $82,574)		103,001

IRELAND 0.9%

Common Stocks 0.9%		
CRH	400,400	6,857
Total Ireland (Cost $8,721)		6,857

ITALY 1.7%

Common Stocks 1.7%		
Intesa Sanpaolo	1,462,810	4,009

Prysmian	447,458	8,675
Total Italy (Cost $10,635)		12,684

NORWAY 0.9%

Common Stocks 0.9%		
Subsea 7 (1)(2)	302,525	6,359
Total Norway (Cost $5,399)		6,359

SPAIN 8.0%

Common Stocks 8.0%		
Abertis Infraestructuras (2)	471,836	9,319
Gestevision Telecinco (2)	858,863	10,957
Inditex (2)	90,135	7,528
Tecnicas Reunidas	143,565	8,935
Telefonica	771,882	20,841
Total Spain (Cost $47,770)		57,580

SWEDEN 7.7%

Common Stocks 7.7%		
Atlas Copco, A Shares	607,071	12,687
Elekta, B Shares	255,064	9,653
Skandinaviska Enskilda Banken	1,568,339	12,151
SKF, B Shares	413,473	10,678
Swedbank (1)	749,128	10,458
Total Sweden (Cost $37,544)		55,627

SWITZERLAND 11.4%

Common Stocks 11.4%		
Adecco (2)	223,258	12,478
Aryzta	150,668	6,683

Compagnie Financiere Richemont, Class A	300,686	14,997
Credit Suisse	315,889	13,049
Julius Baer	256,953	10,847
Nestle	309,092	16,930
Sika	3,605	7,144
Total Switzerland (Cost $69,045)		82,128

UNITED KINGDOM 33.2%

Common Stocks 33.2%

Anglo American	236,582	11,024
Barclays	1,948,877	8,575
BHP Billiton	462,380	16,400
BP	1,359,011	9,272
British American Tobacco	259,606	9,900
Capita Group	615,269	7,557
De La Rue	646,664	6,611
Enterprise Inns (1)	4,656,770	8,514
Experian	1,367,379	15,896
Home Retail	1,621,635	5,690
HSBC	1,208,197	12,566
Johnson Matthey	455,679	13,975
Persimmon (1)	1,866,142	10,197
Restaurant Group	3,263,659	14,758
Royal Dutch Shell, B Shares	844,300	27,037
Spirax Sarco Engineering	382,832	11,097
Standard Chartered	311,483	9,011
Standard Chartered, Rights, 11/5/10 (1)	38,935	328
Tesco	888,909	6,080
Travis Perkins	739,631	9,819
Tullow Oil	252,562	4,796
Vodafone	4,395,042	11,961
WPP	724,813	8,432

Total United Kingdom (Cost $210,634)		239,496

SHORT-TERM INVESTMENTS 0.5%

Money Market Funds 0.5%

T. Rowe Price Reserve Investment Fund, 0.26% (3)(4)	3,441,254	3,441
Total Short-Term Investments (Cost $3,441)		3,441

SECURITIES LENDING COLLATERAL 4.2%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 4.2%

Money Market Funds 3.6%

T. Rowe Price Reserve Investment Fund, 0.26% (3)(4)	26,440,808	26,441
		26,441

Repurchase Agreements 0.6%

Credit Suisse (USA), Tri-Party, Dated 10/29/10, 0.22%, Delivery Value of $4,241,250 on 11/1/10, Collateralized by U.S. Government securities, 0.00% - 6.00%, 7/1/25 - 5/20/40 valued at $4,326,019	4,241,172	4,241
		4,241
Total Investments through Securities Lending Program with JPMorgan Chase Bank		30,682
Total Securities Lending Collateral (Cost $30,682)		30,682
Total Investments in Securities		
105.0% of Net Assets (Cost $645,002)		**$ 758,286**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at October 31, 2010 -- total value of such securities at period-end amounts to $29,865. See Note 3.

(3) Seven-day yield

(4) Affiliated Companies

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe. Current income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On May 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of October 29, 2010, the last business day in the fund’s fiscal year ended October 31, 2010. Some foreign markets were open between October 29 and the close of the reporting period on October 31, but any differences in values and foreign exchange rates subsequent to October 29 through October 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On October 31, 2010, the value of loaned securities was $29,865,000 and cash collateral investments totaled $30,682,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $403,799,000 and $434,062,000, respectively, for the year ended October 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the tax treatment of cash received from certain regulatory settlements. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended October 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended October 31, 2010 and October 31, 2009, totaled $23,920,000 and $20,207,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2010, the fund utilized $9,430,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of October 31, 2010, expire: $59,838,000 in fiscal 2016 and $109,740,000 in fiscal 2017.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2010, expenses incurred pursuant to these service agreements were $110,000 for Price Associates; $584,000 for T. Rowe Price Services, Inc.; and $35,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2010, the fund was allocated $192,000 of Spectrum Funds’ expenses, of which $125,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $7,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2010, approximately 19% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 206,215 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price European Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price European Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $14,847,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $15,982,000 and foreign taxes paid of $1,021,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1991	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price International, Inc.
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, T. Rowe Price (to
2006)

Tak Yai Cheng, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
European Pharmaceuticals and Biotech Analyst,
Bear Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price
International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., T. Rowe
Vice President	Price Global Investment Services Limited, and
T. Rowe Price International, Inc.; formerly Senior
Portfolio Manager, Australian Equities (to 2010),
and Head of Research, Australian Equities
(to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Japanese Financial/Real Estate Sector
Analyst/Portfolio Manager, Citadel Investment
Group, Asia Limited (to 2009); Research Analyst,
Japanese Equities & Sector Fund Portfolio
Manager, Fidelity Investments Japan Limited
(to 2007)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price
International, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank (Hong Kong) (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Fayez Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Assistant Vice President of
Investment Banking, Citigroup Global Markets,
Inc. (to 2005)

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Services,
Inc.; Vice President, T. Rowe Price, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, F&C Asset Management (London)
(to 2006)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Naoto Saito (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	HBK Capital Management (to 2008); student,
Stanford Graduate School of Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price International, Inc.
Vice President

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, London Business School
(to 2008); Associate-Senior Systems Analyst,
Goldman Sachs International (London) (to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly stu-
dent, Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Wenli Zheng (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, University of Chicago
Graduate School of Business (to 2008);
Strategy Consultant, Capgemini (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,429,000 and $2,179,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 17, 2010